Summary Prospectus July 1, 2011

JPMorgan New York Tax Free Bond Fund

Class/Ticker:     A/VANTX     B/VBNTX     C/JCNTX      Select/VINTX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated July 1, 2011, are incorporated by reference into this Summary Prospectus.

What is the goal of the Fund?

The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 60 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your Investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	3.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.30%	0.30%	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.39	0.38	0.39	0.39
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.14	0.13	0.14	0.14

Total Annual Fund Operating Expenses	0.94	1.43	1.44	0.69
Fee Waivers and Expense Reimbursements[1]	(0.19)	NONE	NONE	NONE

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.75	1.43	1.44	0.69

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75%, 1.50%, 1.50% and 0.72%, respectively, of their average daily net assets. This contract cannot be terminated prior to 7/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 6/30/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	449	645	858	1,470
CLASS B SHARES ($)	646	752	982	1,580
CLASS C SHARES ($)	247	456	787	1,724
SELECT CLASS SHARES ($)	70	221	384	859

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	449	645	858	1,470
CLASS B SHARES ($)	146	452	782	1,580
CLASS C SHARES ($)	147	456	787	1,724
SELECT CLASS SHARES ($)	70	221	384	859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

What are the Fund’s main investment strategies?

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, and not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The Fund may invest in municipal obligations issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To defend the value of its assets during unusual market conditions, the Fund may temporarily exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund’s needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. The Fund may invest in municipal mortgage-backed and asset-backed securities. The Fund may invest a significant portion or all of its assets in municipal mortgage-backed securities at the adviser’s discretion.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund’s portfolio will be between three and ten years. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect.

Investment Process: The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/ reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines.

Geographic Concentration Risk. Because the Fund invests primarily in municipal obligations issued by the State of New

York, its political subdivisions, authorities, and agencies, its performance will be affected by the fiscal and economic health of that state and its municipalities. As the nation’s financial capital, New York’s economy is heavily dependent on the financial sector, and may be sensitive to economic problems affecting the sector.

Municipal Obligations Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.

Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments.

In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments.

Credit Risk. The Fund’s investments are subject to the risk that the issuer or the counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments. The Fund may invest in securities that are rated in the lowest investment grade. Such securities are considered to have speculative characteristics similar to high yield securities.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S.

government related organizations such as Fannie Mae or Freddie Mac may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Alternative Minimum Tax Risk. The Fund may invest in securities, the interest on which may be subject to the federal alternative minimum tax.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and call risk. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividend and yield. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility.

Debt Securities and Other Callable Securities Risk. As part of its main investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Taxability Risk. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Fund’s dividends with respect to that bond might be subject to federal income tax.

Zero-Coupon Bond Risk. The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Barclays Capital New York Competitive Intermediate (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Class A, Class B and Class C Shares shown in the table is based on the performance of other classes of the Fund’s shares prior to their inception. The actual returns of Class A, Class B and Class C Shares would have been lower because each of these classes has higher expenses than the classes on which their performance is based. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2009	5.05%
Worst Quarter	4th quarter, 2010	–3.36%

The Fund’s year-to-date total return through 3/31/11 was 0.42%.

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2009)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	2.02%	3.75%	3.90%
Return After Taxes on Distributions	2.02	3.75	3.84
Return After Taxes on Distributions and Sale of Fund Shares	2.48	3.73	3.85
CLASS A SHARES
Return Before Taxes	(1.87)	2.86	3.44
CLASS B SHARES
Return Before Taxes	(3.62)	2.61	3.21
CLASS C SHARES
Return Before Taxes	0.36	2.97	3.08
BARCLAYS CAPITAL NEW YORK COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	3.05	4.65	4.79
LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX
(Reflects No Deduction for Taxes)	2.42	3.62	4.04

After-tax returns are shown for only the Select Class Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
David Sivinski	2005	Executive Director
Kevin Ellis	2005	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

This Page Intentionally Left Blank.

SPRO-NYTFB-ABCS-711